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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of John B. Sanfilippo & Son, Inc. (the "Company") on Form 10-Q for the quarter ended December 25, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Valentine, Executive Vice President Finance, Chief Financial Officer, Secretary and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 27, 2004

                                        /s/ Michael J. Valentine
                                        ---------------------------------------
                                        Michael J. Valentine
                                        Executive Vice President Finance
                                        Chief Financial Officer and Secretary